SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 9, 1998

                              CHS ELECTRONICS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                       ----------------------------------

                                     FLORIDA
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

       0-24244                                          87-0435376
(COMMISSION FILE NUMBER)                      (IRS EMPLOYER IDENTIFICATION NO.)

                       CHS ELECTRONICS, INC.
                       2000 N.W. 84TH AVENUE
                          MIAMI, FLORIDA                  33122
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)




       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (305) 908-7200


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ITEM 5. OTHER EVENTS.

         On April 9, 1998, the Registrant closed its sale of $200,000,000 9 7/8% Senior Notes due 2005 (the "Senior Notes") as previously announced by the Registrant.

         The Senior Notes are issued under and subject to the terms of an Indenture, dated as of April 9, 1998, among CHS Electronics, Inc., as Issuer, the Subsidiary Guarantors named in the Indenture, and The Chase Manhattan Bank, as Trustee (the "Indenture"). The Indenture is filed as Exhibit 10.1 to this Current Report on Form 8-K.

         In addition, the Registrant issued a press release on April 13, 1998, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K. The press release relates to the closing of the Senior Notes.


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

10.1 Registration Rights Agreement, dated April 9, 1998, among the Registrant and SBC Warburg Dillon Read Inc., Barclays Capital, ScotiaBank Capital Markets (USA) Inc. and Raymond James & Associates, Inc.

10.2 Subsidiary Guarantee, dated April 9, 1998, by CHS Electronics, Inc., a Nevada corporation, CHS Americas, Inc., CHS Delaware, Inc. and CHS Delaware L.L.C.

10.3 Indenture, dated as of April 9, 1998, , among the Registrant, CHS Electronics, Inc., a Nevada corporation, CHS Americas, Inc., CHS Delaware, Inc. and CHS Delaware L.L.C. and The Chase Manhattan Bank

99.1     Press Release issued by the Registrant on April 13, 1998


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        CHS ELECTRONICS, INC.




Date:  April 22, 1998   By:/S/ CRAIG TOLL
                           -----------------------------------------------------
                           Craig Toll
                           Vice President of Finance and Chief Financial Officer


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                                INDEX TO EXHIBITS

EXHIBIT NUMBER

10.1 Registration Rights Agreement, dated April 9, 1998, among the Registrant and SBC Warburg Dillon Read Inc., Barclays Capital, ScotiaBank Capital Markets (USA) Inc. and Raymond James & Associates, Inc.

10.2 Subsidiary Guarantee, dated April 9, 1998, by CHS Electronics, Inc., a Nevada corporation, CHS Americas, Inc., CHS Delaware, Inc. and CHS Delaware L.L.C.

10.3 Indenture, dated as of April 9, 1998, , among the Registrant, CHS Electronics, Inc., a Nevada corporation, CHS Americas, Inc., CHS Delaware, Inc. and CHS Delaware L.L.C. and The Chase Manhattan Bank

99.1     Press Release issued by the Registrant on April 13, 1998